Elevation Series Trust (the “Trust”)

Supplement dated June 26, 2026 to each series of the Trust’s SAI listed on the attached Schedule A (each a “Fund” and together, the “Funds), as may be supplemented and/or revised from time to time.

Effective June 23, 2026, Corey Dillon has been elected to serve as an Independent Trustee to the Trust.

Additional information about the Trustee of the Trust is set forth below. The address of the Trustee of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Corey Dillon Birth Year: 1969	Trustee	Since 2026	Mr. Dillon co-founded Benefitness Partners, a Denver-based provider of corporate wellness programs, in 2015, and served as the firm’s CEO through 2021. He was previously Senior Vice President and Director of Advisory Services for ALPS Advisors (2007-2015) and served as Vice President and Director at Janus Capital Group (1993-2006).	38	NY Life Mainstay Funds (f/k/a Fiera Capital Series Trust) (2018-2023)

(1)       The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services; or have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. For the purposes of this table, all series of the Trust (38 funds) are included in the Fund Complex.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

Corey Dillon. Mr. Dillion has spent more than 30 years in the investment management industry - building, selling, servicing, consulting on, and overseeing registered investment products. A 1992 graduate of Colorado State University, he worked at Janus Capital Group from 1993-2006, serving as Vice President and Director of Global Client Management. From 2007-2015, Mr. Dillon was Senior Vice President and Director of Advisory Services at ALPS Advisors, where he specialized in product development, fund distribution, pricing structures and sub-advisor oversight. In 2018, his experience led to a role as an Independent Trustee to the Fiera Capital Series Trust, which was subsequently merged into the NY Life Mainstay Funds in 2023.

As of June 1, 2026, Mr. Dillon did not own any shares of the Funds.

Effective June 23, 2026, Anne Berg has been elected to serve as Assistant Secretary to the Trust.

Additional information about the Officer of the Trust is set forth below. The address of the Officer of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Anne Berg Birth Year: 1973	Assistant Secretary	Indefinite term; since 2026	Ms. Berg has served as Senior Legal Manager since 2026 and Legal Manager since 2022 at Paralel Technologies LLC. Prior to joining Paralel, Ms. Berg was Senior Paralegal at SS&C/ALPS from 2017 to 2022. Prior to that, Ms. Berg was at Janus Capital Group in various legal, compliance and fund services roles (2000-2017).

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCHEDULE A

SERIES OF THE TRUST

Fund Name	SAI Effective Date
The Disciplined Growth Investors Fund (“DGIFX”)	July 9, 2025
The Disciplined Growth Investors Equity Fund (“DGIQX”)	January 21, 2026